Statements of Net Assets Available for Benefits - EBP 105 - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Assets
Plan interest in Verizon Master Savings Trust	$ 303,228	$ 291,947
Investment, plan interest in master trust, contract value	20,183	21,263
Total investments	323,411	313,210
Notes receivable from participants	3,926	4,328
Net assets available for benefits	$ 327,337	$ 317,538